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                                                                  EXHIBIT 10.53

                             AMENDMENT NO. 3 TO THE
                          ABM INDUSTRIES INCORPORATED
                     "AGE-VESTED" CAREER STOCK OPTION PLAN
                        (DECEMBER 19, 1995 RESTATEMENT)

     ABM INDUSTRIES INCORPORATED, having established the ABM Industries Incorporated "Age-Vested" Career Stock Option Plan (December 19, 1995 Restatement) (the "Plan"), hereby amends the Plan, effective as of September 22, 1999 as follows:

     1. Section 5.3(c) of the Plan is amended and restated in its entirety to read as follows:

     5.3(c) In the event of a Change in Control, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such Change in Control, to exercise his Option in whole or in part, without regard to any time of exercise provision. "Change in Control" means:

          (i) the acquisition (other than by ABM or by an employee benefit plan or related trust sponsored or maintained by ABM), directly or indirectly, in one or more transactions, by any person or by any group of persons, within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934 or any comparable successor provisions (the "Exchange Act"), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange
     Act) of twenty-five percent or more of either the outstanding shares of common stock or the combined voting power of ABM's outstanding voting securities entitled to vote generally, if the acquisition was not previously approved by the existing directors;

          (ii) the acquisition (other than by ABM or by an employee benefit plan or related trust sponsored or maintained by ABM), directly or indirectly, in one or more transactions, by any such person or by any group of persons of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of fifty percent or more of either the outstanding shares of common stock or the combined voting power of ABM's outstanding voting securities entitled to vote generally, whether or not the acquisition was approved by the existing directors, other than an acquisition that complies with clause (x) and (y) of paragraph (iii);

          (iii) consummation of a reorganization, merger or consolidation of ABM or the sale or other disposition of all or substantially all of ABM's assets unless, immediately following such event, (x) all or substantially all of the stockholders of ABM immediately prior to such event own, directly or indirectly, seventy-five percent or more of the then outstanding voting securities entitled to vote generally of the resulting corporation (including without limitation, a corporation which as a


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     result of such event owns ABM or all or substantially all of ABM's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership of ABM's outstanding voting securities entitled to vote generally immediately prior to such event and (y) the securities of the surviving or resulting corporation received or retained by the stockholders of ABM is publicly traded;

          (iv) approval by the stockholders of the complete liquidation or dissolution of ABM; or

          (v) a greater than one-third change in the composition of the Board of Directors within 24 months if not approved by a majority of the pre-existing directors.

     provided that, in respect of options outstanding as of September 22, 1999 "Change of Control" also means any dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation.

     IN WITNESS WHEREOF, ABM INDUSTRIES INCORPORATED, by its duly authorized officer, has executed this Amendment No. ______ on the date indicated below.

                                        ABM INDUSTRIES INCORPORATED

Dated: 9/22/99                          By /s/ LORRAINE P. O'HARA
       ----------------------------        -------------------------------------
                                        Title: Assistant Secretary

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